Exhibit 99.1

             SECOND AMENDMENT TO STOCK AND ASSET PURCHASE AGREEMENT

                  SECOND AMENDMENT, dated as of February 5, 2005 (this "Amendment"), to the Stock and Asset Purchase Agreement, dated as of October 1, 2004 (as amended by the First Amendment to Stock and Asset Purchase Agreement, dated as of January 4, 2005, the "Purchase Agreement"), between UCB S.A., a Belgian societe anonyme ("Seller") and Cytec Industries Inc., a Delaware corporation ("Buyer").

                              W I T N E S S E T H :

                  WHEREAS, the Seller and Buyer desire to amend the Purchase Agreement to reflect certain additional or modified terms.

                  NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. All capitalized terms used and not otherwise defined in this Amendment are used herein as defined in the Purchase Agreement.

2.   The following sections are amended or amended and restated as follows:

(a) The following definitions are hereby added to Section 1.1 in alphabetical order:

         (i) "Buyer's Proposed Earn-Out Adjustment Amount" has the meaning set forth in Section 2.13(a).

         (ii)     "Buyer's Reimbursed Expenses" has the meaning set forth in
                  Section 9.6.

         (iii)    "Earn-Out Adjustment Amount" has the meaning set forth in
                  Section 2.5(e).

         (iv)     "Earn-Out Calculation" has the meaning set forth on Schedule
                  1.1(m).

         (v)      "Earn-Out Objection" has the meaning set forth in Section
                  2.13(b).

         (vi)     Final Earn-Out Amount has the meaning set forth in Section
                  2.13(c).

         (vii) "Seller's Proposed Earn-Out Adjustment Amount" has the meaning set forth in Section 2.13(b).

         (viii)   "Unresolved Earn-Out Items" has the meaning set forth in
                  Section 2.13(c).

     (b) Section 2.5(a) is hereby amended and restated in its entirety as follows:

                    "(a) On the terms and subject to the conditions set forth herein, in consideration of the sale of the Shares, the GmbH Shares and the Transferred Assets, at the Closing, in addition to the assumption of the Assumed Liabilities by Buyer, Buyer shall (i) deliver to Seller the Purchase Price Shares and (ii) pay to Seller an amount in cash equal to
                    EUR 1,160,000,000 (the "Cash Purchase Price" and, as adjusted pursuant to this Section 2.5 and pursuant to
                    Section 2.6, together with the Purchase Price Shares, the "Purchase Price")."
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     (c)  Section 2.5 is hereby further amended by the addition of a new subsection (e) as follows:

                    "(e) Within five (5) Business Days of the final determination of the Earn-Out Calculation pursuant to
                    Section 2.13, the Cash Purchase Price shall be adjusted by the amount (the "Earn-Out Adjustment Amount") equal to (i) the product of (A) EUR 50,000,000 and (B) the Earn-Out Calculation minus (ii) EUR 20,000,000. If the Earn-Out Adjustment Amount is a positive number, then Buyer shall promptly (and in any event within five Business Days) after the final determination of the Earn-Out Calculation pursuant to Section 2.13 pay to Seller the Earn-Out Adjustment Amount, up to a maximum amount of EUR 30,000,000, plus interest from January 31, 2006 to, but not including, the date of payment at LIBOR calculated on a 365-day basis, in Euro by wire transfer of immediately available funds to an account designated in writing by Seller. If the Earn-Out Adjustment Amount is a negative number, then Seller shall promptly (and in any event within five Business Days) after the final determination of the Earn-Out Calculation pursuant to Section 2.13 pay to Buyer the Earn-Out Adjustment Amount, up to a maximum amount of EUR 20,000,000, plus interest from January 31, 2006 to, but not including, the date of payment at LIBOR calculated on a 365-day basis, in Euro by wire transfer of immediately available funds to an account designated in writing by Buyer."

     (d) Article II is hereby amended by the addition of a new Section 2.13 as follows:

                    "Section 2.13. Determination of Earn-Out Calculation. (a) As soon as practicable after December 31, 2005 but in any event by January 31, 2006, Buyer shall prepare, or cause to be prepared, and deliver to Seller Buyer's calculation of the Earn-Out Calculation and of the amount to be paid by Buyer or Seller, as the case may be, pursuant to Section 2.5(f) (such amount, "Buyer's Proposed Earn-Out Adjustment Amount")

                    (b) Seller shall have until March 30, 2006 to review Buyer's calculation of the Earn-Out Calculation. In the event that
                    (i) Seller determines that the Earn-Out Calculation has not been calculated in accordance with Schedule 1.1(m) or (ii) Seller reasonably believes that Buyer has failed to comply with Section 5.21(a), Seller shall, on or before March 30, 2006 so inform Buyer in writing (the "Earn-Out Objection"), setting forth a reasonably specific description of the basis of Seller's determination and/or belief, the adjustments that Seller believes should be made to the Earn-Out Calculation and the amount to be paid by Buyer or Seller, as the case may be, pursuant to Section 2.5(f) (such amount, "Seller's Proposed Earn-Out Adjustment Amount"). If no Earn-Out Objection is received by Buyer on or before March 30, 2006, then the calculation of the Earn-Out Calculation delivered by Buyer shall be deemed final for all purposes under this Agreement. Buyer shall have thirty (30) days from its receipt of the Earn-Out Objection, if any, to review and respond to the Earn-Out Objection.

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

                    (c) Buyer and Seller shall use their reasonable best efforts to resolve any disagreements with respect to the proposed adjustments set forth in the Earn-Out Objection. If Buyer and Seller are unable to resolve such disagreements within thirty (30) days following the completion of Buyer's review of the Earn-Out Objection, they shall refer any remaining disagreements (the "Unresolved Earn-Out Items") to the CPA Firm which, acting as experts and not as arbitrators, shall determine, on the basis set forth in and in accordance with Sections 2.13(a) and 5.21(a), and only with respect to the Unresolved Earn-Out Items (including, if applicable, with respect to verifying Buyer's compliance with Section 5.21(a), determining the amount of a reasonable equitable adjustment to the Earn-Out Calculation in connection with any finding by the CPA Firm of non-compliance by Buyer with
                    Section 5.21(a)), whether and to what extent, if any, Buyer's calculation of the Earn-Out Calculation requires adjustment. Seller and Buyer shall instruct the CPA Firm to deliver its written determination to Seller and Buyer no later than thirty (30) days after such disagreements are referred to the CPA Firm. The CPA Firm's determination shall be conclusive and binding upon Seller and Buyer and their respective Affiliates and for all purposes under this Agreement and shall set forth the CPA Firm's determination of the final Earn-Out Calculation and the amount to be paid by Buyer or Seller, as the case may be, pursuant to Section 2.5(f) (such amount, the "Final Earn-Out Amount"). The fees and disbursements of the CPA Firm shall be borne by Seller and Buyer based on the following formula: (i) Seller shall pay a portion of such fees and expenses equal to the product of (A) the total of such fees and expenses and (B) a fraction, the numerator of which is the absolute value of the difference between Seller's Proposed Earn-Out Adjustment Amount and the Final Earn-Out Amount and the denominator of which is the absolute value of the difference between Seller's Proposed Earn-Out Adjustment Amount and Buyer's Proposed Earn-Out Adjustment Amount; and (ii) Buyer shall pay a portion of such fees and expenses equal to the product of (A) the total of such fees and expenses and (B) a fraction, the numerator of which is the absolute value of the difference between the Final Earn-Out Amount and Buyer's Proposed Earn-Out Adjustment Amount and the denominator of which is the absolute value of the difference between Seller's Proposed Earn-Out Adjustment Amount and Buyer's Proposed Earn-Out Adjustment Amount. Buyer and Seller shall make readily available to the CPA Firm all relevant books and records and any work papers (including those of the parties' respective accountants, to the extent permitted by such accountants) relating to the calculation of the Earn-Out Calculation and to the Earn-Out Objection and all other items reasonably requested by the CPA Firm in connection with its review.

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

                    (d) Seller and its accountants shall have reasonable access to all information used by Buyer in preparing, and employees of Buyer and its Affiliates involved in the preparation of, Buyer's calculation of the Earn-Out Calculation, including the work papers of Buyer's accountants, in each case during regular business hours and upon reasonable advance notice. Each party shall have reasonable access to all information used by the CPA Firm in reaching its determination hereunder."

     (e) Section 3.7(g) is hereby amended and restated in its entirety as follows:

                    "The combined statement of income included in the 2004 financial statements included in the document described in
                    Item 11 of Seller Disclosure Schedule 3.9 accurately reflects, in all material respects, the amount of EBITDA of the Business for the fiscal year ended 2004."

     (f) Section 5.11 is hereby amended by the addition of a new subsection (c) as follows:

                    "(c) Prior to the Closing, Seller shall, or shall cause one or more of its Affiliates to, (i) renew the Business' property insurance policy for the Business' Drogenbos and Schoonaarde properties on a basis such that such policy can be terminated at any time without notice or penalty upon the occurrence of a change of ownership, direct or indirect, of such properties, and (ii) renew the Business' property insurance policy for the properties of the Business that Seller acquired from Solutia, Inc. or its Affiliates on a basis such that out of the twelve (12) months of insurance premiums that are prepaid to the applicable insurers upon such renewal, any remaining premiums covering the period after termination will be reimburseable to Buyer up to a maximum of six (6) months, Seller shall, and shall cause its Affiliates to, promptly pay to Buyer any and all amounts paid to Seller or any of its Affiliates by an insurer (or any Affiliate, agent or representative of an insurer) pursuant to an insurance policy covering the properties, assets, employees, directors and operations of the Business to the extent (i) such amounts represent the prepaid insurance premia attributable (A) to any period commencing as of the Closing and (B) to the Business, and (ii) corresponding prepaid insurance premia were included as Current Assets in the calculation of Final Closing Net Working Capital Value. Seller shall use its reasonable best efforts, at Buyer's reasonable request, to obtain any such refund of prepaid insurance premia from the applicable insurers to the extent Seller is entitled thereto under the applicable insurance policy."

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

     (g) Article V is hereby amended by the addition of a new Section 5.21 as follows:

                    "Section 5.21. Earn-Out-Related Provisions. (a) During the period from and after the Closing Date until December 31, 2005, Buyer shall, and shall cause its Affiliates to, (i) account for all sales of Products consistent with Seller's past practices as they relate to recording sales at shipment date and (ii) not take any action with respect to the Business for the sole purpose of distorting, manipulating or depressing the recorded sales of the Products in order to adjust the Earn-Out Adjustment Amount.

                    (b) Buyer shall, not later than the thirtieth (30th) Business Day after the end of each calendar quarter ending after the Closing Date until and including the calendar quarter ended December 31, 2005, provide to Seller a statement of all sales of Products of the Business by volume for the preceding calendar quarter."

     (h) Section 6.2(g) is hereby amended and restated in its entirety as follows:

                    "No Business Material Adverse Effect. Since the date hereof, the Business shall not have experienced any event or condition, other than the matters set forth in Schedule 3.9 of the Seller Disclosure Schedules, that, individually or in the aggregate, has had or is reasonably likely to have, a Business Material Adverse Effect. The EBITDA of the Business for fiscal year 2004 shall not be materially lower than EUR 146,600,000.


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

     (i) Section 9.6 is hereby amended by the addition of the following sentence:

                    "At the Closing, Seller shall pay Buyer the sum of EUR 15,000,000 as reimbursement for certain expenses incurred by Buyer and its Affiliates in connection with the transactions contemplated by this Agreement and the Ancillary Agreements, in immediately available funds by wire transfer to an account designated in writing by Buyer. Buyer shall deliver an invoice for such amount at least five Business Days prior to the Closing."

     (j) New Seller Disclosure Schedule 1.1(m) in the form attached as Schedule A to this Amendment is hereby added to the Seller Disclosure Schedules.

     (k) The Seller Disclosure Schedules are hereby amended by the addition of the items set forth on Schedule B to this Amendment. The disclosures set forth on Schedule B shall be deemed for all purposes of the Agreement to have been incorporated into the Seller Disclosure Schedules and disclosed as of the date of the Agreement.

     (l) Seller Disclosure Schedules 3.22(a)(i)(B), (D) and (L) are hereby amended and restated in their entirety to appear as set forth on Schedule C to this Amendment.

     (m) Seller Disclosure Schedule 3.22(a)(ii) is hereby amended by the addition of the insurance policies listed below:

         (i)      Estimated Surplus Tax on Excess Liability

         (ii)     Workers' Compensation, Hartford Specialty, Policy No. 20 WN MS
                  5270

         (iii) International Voluntary Workers' Compensation, AIG Worldsource, Policy. No. EX 55800027

         (iv)     International Voluntary Workers' Compensation Surplus Tax

         (v)      Marine/Transit, ACE, Policy No. 1190556

         (vi)     Marine/Transit War, ACE, Policy No. 1190556

         (vii)    Rolling Stock, ACE, Policy No. 1190556

         (viii)   Fidelity Liability, Chubb, Policy No. 8134 07 21

         (ix)     Fiduciary Liability, Chubb, Policy No. 8134 07 21

         (x)      Employment Practices Liability, Chubb, Policy No. 8164 33 55

         (xi)     Pollution Legal Liability, AIG Specialty Lines, 476 11 73

         (xii) Property/Business Interruption, AIG Starr Technical (Lead), Policy No. ST 260 78 92 (Lead)

         (xiii)   Terrorism, AIG Lexington, Policy No. 221730

         (xiv)    Auto Liability, Hartford Specialty, Policy No. 20 UEN ME8864
                  (AOS), 20 MCP ME8863 (MA), 20 UEN ME8862 (TX)

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

3.   This Amendment shall become effective as of the date hereof.

4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement.

5. This Amendment shall not constitute an amendment or waiver of any other provision of the Purchase Agreement not expressly referred to herein. Except as expressly amended hereby, the provisions of the Purchase Agreement are and shall remain in full force and effect.

6. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law. Any dispute, controversy or claim arising out of or in connection with this Amendment shall be resolved in accordance with the procedures set forth in Section 9.8 of the Purchase Agreement.

                  [Remainder of page intentionally left blank]

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



     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.



                             UCB SA

                             By:     /s/  Baron Jacobs
                                     ---------------------------------
                                     Name:      Baron JACOBS
                                     Title:     Chairman of the Board


                             By:     /s/  Baron D. Janssen
                                     ---------------------------------
                                     Name:      Baron D. JANSSEN
                                     Title:     Director


                             CYTEC INDUSTRIES INC.

                             By:     /s/  William N. Avrin
                                     ---------------------------------
                                     Name:      William N. Avrin
                                     Title:     Vice President


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